UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: December 14, 2017

COMMERCE UNION BANCSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-37391	37-1641316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1736 Carothers Parkway, Suite 100 Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

(615) 221-2020
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ⊠

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 5.07       Submission of Matters to a Vote of Security Holders.

On December 14, 2017, Commerce Union Bancshares, Inc. (“Commerce Union”) held a special meeting of shareholders. There were 9,022,098 shares of Commerce Union common stock issued and outstanding as of close of business on November 2, 2017, the record date for the special meeting. Of the shares entitled to vote at the special meeting, 6,282,943 shares voted either in person or by proxy.

Commerce Union’s shareholders, as of the record date, voted on the following three proposals: (1) the proposal to approve the issuance of shares of Commerce Union common stock to shareholders of Community First, Inc. (“Community First”), as contemplated by the Agreement and Plan of Merger dated August 22, 2017, by and among Commerce Union, Reliant Bank, Pioneer Merger Sub, Inc., Community First, and Community First Bank & Trust (the “Stock Issuance Proposal”); (2) the proposal to approve one or more adjournments of the Commerce Union special meeting to allow time for further solicitation of proxies in favor of the Stock Issuance Proposal in the event there are insufficient votes present at the Commerce Union special meeting to approve the Stock Issuance Proposal (the “Adjournment Proposal”); and (3) the proposal to approve Articles of Amendment to the Amended and Restated Charter of Commerce Union Bancshares, Inc., pursuant to which Commerce Union will change its name to “Reliant Bancorp, Inc.” (the “Charter Amendment Proposal”). The final voting results for the three proposals are set forth below:

Proposal 1 – Approval of Stock Issuance Proposal

For	Against	Abstain	Broker Non-Votes
6,221,666	30,270	31,007	0

Proposal 2 – Approval of Adjournment Proposal

For	Against	Abstain	Broker Non-Votes
5,988,036	255,806	39,101	0

Proposal 3 – Approval of Charter Amendment Proposal

For	Against	Abstain	Broker Non-Votes
6,149,892	104,344	28,707	0

Item 8.01       Other Events.

On December 15, 2017, Commerce Union issued a press release announcing that the shareholders of Commerce Union approved all proposals related to the proposed merger of Commerce Union and Community First. The press release also announced that: (1) all regulatory approvals required for the proposed transaction have been received; (2) subject to the satisfaction or waiver of the remaining conditions to closing contained in the merger agreement, the transaction is expected to close effective January 1, 2018; (3) effective December 31, 2017, Commerce Union will change its name to Reliant Bancorp, Inc.; and (4) on January 2, 2018, Commerce Union’s  stock will begin trading under the new ticker symbol “RBNC.” A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits.

99.1      Press release of Commerce Union Bancshares Inc., dated December 15, 2017.

Forward Looking Statements

All statements, other than statements of historical fact, included in this current report on Form 8-K and the information in the attached press release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words “believe,” “anticipate,” “expect,” “may,” “will,” “assume,” “should,” “predict,” “could,” “would,” “intend,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking, including statements about the benefits to Commerce Union and Community First of the merger, Commerce Union’s and Community First’s future financial and operating results (including the anticipated impact of the transaction on the combined company’s earnings per share and tangible book value) and Commerce Union’s and Community First’s plans, objectives and intentions.

All forward-looking statements are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of Commerce Union and Community First to differ materially from any results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, (1) the risk that the cost savings and any revenue synergies from the transaction may not be realized or take longer than anticipated to be realized, (2) the ability of Commerce Union and Community First to meet expectations regarding the timing and completion and accounting and tax treatment of the transaction, (3) the effect of the announcement of the transaction on employee and customer relationships and operating results (including, without limitation, difficulties in maintaining relationships with employees and customers), (4) the risk that integration of Community First’s operations with those of Commerce Union will be materially delayed or will be more costly or difficult than expected, (5) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement, (6) the amount of the costs, fees, expenses, and charges related to the transaction, (7) reputational risk and the reaction of the parties’ customers, suppliers, employees or other business partners to the transaction, (8) the failure of any of the conditions to the closing of the transaction to be satisfied, or any unexpected delay in closing the transaction, (9) the possibility that the transaction may be  more expensive to complete than anticipated, including as a result of unexpected factors or events, (10) the dilution caused by Commerce Union’s issuance of additional shares of its common stock in the transaction, and (11) general competitive, economic, political and market conditions. Additional factors which could affect the forward-looking statements can be found in Commerce Union’s annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, or Community First’s annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, in each case filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at http://www.sec.gov. Commerce Union and Community First believe the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made.  Commerce Union and Community First disclaim any obligation to update or revise any forward-looking statements contained in this release, which speak only as of the date hereof, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE UNION BANCSHARES, INC.

Date: December 14, 2017
/s/ DeVan D. Ard, Jr.
DeVan D. Ard, Jr.
President and Chief Executive Officer

Exhibit Number	Description

99.1	Press release of Commerce Union Bancshares Inc., dated December 15, 2017.